UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ANSYS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ANSYS, Inc.

Southpointe, 275 Technology Drive, Canonsburg, PA 15317

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting

of Stockholders of ANSYS, Inc. to be Held on Thursday, May 14, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/anss

ANSYS, Inc.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 01, 2009 to facilitate timely delivery.

Dear ANSYS, Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) will be held on Thursday, May 14, 2009, at 2:00 p.m. Eastern Time, at the Southpointe Club located at Southpointe, 360 Southpointe Boulevard in Canonsburg, Pennsylvania (the “Annual Meeting”). Should you choose to attend the Annual Meeting and vote in person, directions are provided on the reverse side of this card.

Proposals to be considered at the Annual Meeting:

(1)	to elect three Class I Directors for a three-year term;

(2)	to ratify the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm; and

(3)	to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on March 18, 2009 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

CONTROL NUMBER
i

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	g

46369

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on the bottom of this card.

Meeting Location:

The Southpointe Club

360 Southpointe Boulevard

Canonsburg, Pennsylvania

The following Proxy Materials are available for you to review online:

•	the Company’s Notice of Meeting;
•	the Company’s 2008 Proxy Statement (including all attachments thereto); and
•	the Company Annual Report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials)

To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/anss

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for ANSYS, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/anss

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

DRIVING DIRECTIONS:
From Pittsburgh, PA:	From Pittsburgh International Airport:	From Washington, PA:

•      Follow directions to I-79 South, towards Washington.

•      From I-79 South, take Exit 48 (Southpointe).

•      Turn right at the end of the exit ramp onto Southpointe Blvd.

•      Follow Southpointe Blvd. until you come to the first stop sign.

•      Turn left into the Southpointe Club parking lot.

•      Follow the signs that direct you toward Pittsburgh.

•      Traveling approximately 10 miles, take I-79 South, towards Washington.

•      From I-79 South, take Exit 48 (Southpointe).

•      Turn right at the end of the exit ramp onto Southpointe Blvd.

•      Follow Southpointe Blvd. until you come to the first stop sign.

•      Turn left into the Southpointe Club parking lot.

•      Follow directions to I-79 North, towards Pittsburgh.

•      From I-79 North, take Exit 48 (Southpointe).

•      Turn left at the end of the exit ramp onto Southpointe Blvd.

•      Follow Southpointe Blvd. until you come to the first stop sign.

•      Turn left into the Southpointe Club parking lot.

46369